UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 25, 2004

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Form 8-K is being filed to report corrections as a result of a clerical error on the number of outstanding shares for the calculation of Basic and Diluted Earnings per Share to the Form 10-Q for the period ended June 30, 2004 for Impac Mortgage Holdings, Inc. (the “Company”). All references in the Company’s June 30, 2004 10-Q to basic net earnings per share for the six months ended June 30, 2004 should be $2.44 and diluted net earnings per share for the six months ended June 30, 2004 should be $2.40. Also, there were 70,605,694 shares of common stock outstanding as of August 12, 2004. The Company plans to file an amendment to its June 30, 2004 10-Q as soon as reasonably practical.

The reported and corrected amounts for the basic and diluted net earnings per share in the Company’s Consolidated Statements of Operations and the basic weighted average number of common shares outstanding and diluted weighted average common and common equivalent shares under “Note B – Net Earnings per Share” of the Notes to Consolidated Financial Statements for the six months ended June 30, 2004 are as follows:

	For the Six Months Ended June 30, 2004
	(in thousands, except earnings per share data) (unaudited)
	As Reported	As Corrected
Numerator for earnings per share
Net Earnings	$152,586	$152,586
Less: Cash Dividends on cumulative redeemable preferred stock	(443)	(443)

Net earnings available to common stockholders	$152,143	$152,143

Denominator for earnings per share:
Basic weighted average number of common shares outstanding	66,021	62,284
Net effect of dilutive stock options	1,086	1,086

Diluted weighted average common and common equivalent shares	67,107	63,370

NET EARNINGS PER SHARE:
Basic	$2.30	$2.44

Diluted	$2.27	$2.40

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Furthermore, the reported and corrected amounts in the column for the six months ended June 30, 2004 in the table located in “Note H – Stock Options” of the Notes to Consolidated Financial Statements is as follows:

	For the Six Months Ended June 30, 2004
	(in thousands, except earnings per share data) (unaudited)
	As Reported	As Corrected
Net earnings available to common stockholders	$152,143	$152,143
Less: Total stock-based employee compensation expense using the fair value method	(579)	(579)

Pro forma net earnings	$151,564	$151,564

Net earnings per share as reported:
Basic	$2.30	$2.44

Diluted	$2.27	$2.40

Pro forma net earnings:
Basic	$2.30	$2.43

Diluted	$2.26	$2.39

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: August 30, 2004

	By:	/s/ Richard J. Johnson
	Name:	Richard J. Johnson
	Title:	Executive Vice President and Chief Financial Officer

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